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                          SCHEDULE 14A

             Information Required in Proxy Statement

                    SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934

Filed by the Registrant [ x ]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                Community National Bancorporation
            (Registrant as Specified in Its Charter)

   (Name of Person(s) filing Proxy Statement if other than the
                           Registrant)
Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:


[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or schedule and the date of its filing.
     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:



               COMMUNITY NATIONAL BANCORPORATION
                         (the "Company")
                   561 East Washington Avenue
                     Ashburn, Georgia 31714


                         April 16, 1999


         NOTICE OF 1999 ANNUAL MEETING OF SHAREHOLDERS


               DATE:          Wednesday, May 12, 1999

               TIME:          10:30 a.m.

               PLACE:         The Thrasher House
                              720 Hudson Avenue
                              Ashburn, Georgia 31714

Dear Shareholders:

     At our 1999 Annual Shareholders Meeting (the "Annual Meeting"), we will ask you to:

     (1) Approve proposals to amend the Company's Articles of Incorporation, as described in the Proxy Statement;

     (2) Elect directors, in the number and for the terms described in the Proxy Statement; and

     (3) Transact any other business, including shareholder proposals, that may properly come before the Annual Meeting.

     If you were a shareholder of record at the close of business on April 6, 1999, you may vote at the Annual Meeting. A copy of the Company's Annual Report is enclosed with this Notice.

     It is important that your shares be represented and voted at the Annual Meeting. Whether or not you plan to attend, please sign, date and return the enclosed proxy card promptly in the accompanying postage-paid envelope. You may revoke any proxy in the manner described in the Proxy Statement at any time prior to its exercise at the Annual Meeting. If you attend the Annual Meeting and prefer to vote in person, you may do so.


                              By Order of the Board of Directors,



                                /S/ T. Brinson Brock, Sr.
                              ___________________________________
                              T. Brinson Brock, Sr.
                              Executive Vice President and Acting
                              Chief Executive Officer

               COMMUNITY NATIONAL BANCORPORATION
                   561 East Washington Avenue
                     Ashburn, Georgia 31714

                    PROXY STATEMENT FOR THE
              1999 ANNUAL MEETING OF SHAREHOLDERS
        To Be Held May 12, 1999 Beginning at 10:30 a.m.

         INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

     Why did you send me this proxy statement?
     -----------------------------------------

     We sent you this proxy statement and the enclosed proxy card because the Board of Directors of Community National Bancorporation, a Georgia corporation (the "Company") is soliciting your proxy to vote at the Annual Meeting of the Company's shareholders on May 12, 1999 beginning at 10:30 a.m. (the "Annual Meeting"). The Annual Meeting will be held at The Thrasher House, 720 Hudson Avenue, Ashburn, Georgia 31714. This proxy statement summarizes the information that you need to know to vote intelligently at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card. We will begin sending this proxy statement, the attached Notice of Annual Meeting and the enclosed proxy card on April 16, 1999, to all shareholders entitled to vote. Only shareholders who owned the Company's common stock at the close of business on April 6, 1999 (the "Record Date") are entitled to vote. On the Record Date there were 1,518,871 shares of the Company's common stock issued and outstanding. The common stock is the Company's only class of voting stock.

     How many votes do I have?
     ------------------------

     Each share of the Company's common stock that you own entitles you to one vote. The enclosed proxy card indicates the number of shares of the Company's common stock that you own.

     How do I vote by proxy?
     ----------------------

     Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign and return the enclosed proxy card and return it to us promptly in the accompanying envelope. Returning the proxy card will not affect your right to attend and vote at the Annual Meeting.

     If you properly complete and sign the proxy card and send it to us in advance of the Annual Meeting, your "proxy" (the individual named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

          (1) "FOR" the amendment of the Company's Articles of Incorporation to provide for three classes of directors with staggered terms;

          (2) "FOR" the amendment of the Company's Articles of Incorporation to require two-thirds vote of the outstanding shares to approve certain transactions, amend the Articles of Incorporation or remove a director;

          (3) "FOR" the amendment of the Company's Articles of Incorporation to authorize the issuance of 50,000,000 shares of no par value common stock and 10,000,000 shares of no par value preferred stock, and to empower the Board of Directors to authorize the issuance and fix the terms of any preferred stock in its sole discretion; and

           (4)   "FOR"  the  election  of  all  13  nominees  for director.

     If any other matter is presented at the Annual Meeting, your proxy will vote your shares in accordance with his best judgment.
At the time this proxy statement went to press, we knew of no other matters to be raised at the Annual Meeting.

     May I revoke my proxy?
     ---------------------

     If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any of three ways:

      *   You may send in another proxy with a later date.

      * You may notify the Company's Secretary in writing before the Annual Meeting that you have revoked your proxy.

      *   You may vote in person at the Annual Meeting.

     How do I vote in person?
     -----------------------

     If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date.

     What vote is required to approve each proposal?
     ----------------------------------------------

Proposals 1, 2 and 3: Approve Provisions Amending and Restating the Articles of Incorporation.

     The affirmative vote of a majority of the outstanding shares of common stock is required to approve each of the proposed amendments to the Company's Articles of Incorporation. So, if you do not vote, or "abstain" from voting, this will have the same effect as if you voted "against" a proposal.

     A "broker non-vote" will affect the outcome since a majority of shares entitled to vote is required to amend the Articles of Incorporation.


Proposal 4:    Elect directors.

     The 13 nominees for director who receive the most votes will be elected. So, if you do not vote for a particular nominee, or you indicate "withhold authority" to vote for a particular nominee on your proxy card, your vote will not count either "for" or "against" the nominee.

      A "broker non-vote" will also have no effect on the outcome since only a plurality of votes actually cast is required to elect a director.

     Is voting confidential?
     ----------------------

     We keep all the proxies, ballots and voting tabulations private as a matter of practice. We let only our Inspectors of Election (Registrar and Transfer Company) examine these documents. We will not disclose your vote to management unless it is necessary to comply with legal requirements. We will, however, forward to management any written comments that you make, on the proxy card or elsewhere.

     What are the costs of soliciting these proxies?
     ----------------------------------------------

     The Company will pay all the costs of soliciting these proxies. In addition to mailing proxy-soliciting material, our directors and employees may also solicit proxies in person, by telephone or by other electronic means of communication. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy material to their principals and to obtain authority to execute proxies. We will then reimburse them for expenses. We have also retained Registrar & Transfer Company to assist us in the distribution and solicitation of proxies. We have agreed to pay them a fee of approximately $3,600, including out-of-pocket expenses.

     How do I obtain an Annual Report on Form 10-KSB?
     -----------------------------------------------

     If you would like a copy of our Annual Report for the year ended December 31, 1998, which we filed with the Securities and Exchange Commission ("SEC") on Form 10-KSB, we will send you one without charge. Please write to:

          T. Brinson Brock, Sr.
          Executive Vice President and Acting Chief Executive Officer Community National Bancorporation
          561 East Washington Avenue
          Ashburn, Georgia 31714

    OWNERS OF MORE THAN FIVE PERCENT OF THE COMPANY'S SHARES

     The following table shows all persons whom we know to be "beneficial owners" of more than five percent of the Company's common stock as of April 6, 1999. We base this information on reports that each person listed below has filed with the SEC.* If you wish, you may obtain these reports from the SEC:

         Security Ownership of Certain Beneficial Owners
Name and Address of Beneficial Owner           Number of Shares
Percent of Class(1)

T. Brinson Brock, Sr.          84,636(2)             5.4%
1252 Brock Road
Arabi, Georgia 31712

Willis R. Collins              92,165(3)             5.9%
9655 Georgia Highway 112 East
Rebecca, Georgia 31783

Gene Stallings Crawford       111,452(4)             7.1%
56 South Academy Street
Rebecca, Georgia 31783

Grady Elmer Moore              81,050(5)             5.2%
5580 Highway 33 North
Arabi, Georgia 31712

Benjamin E. Walker             79,861(6)             5.1%
P.O. Box 185
Ashburn, Georgia 31714

* Information relating to beneficial ownership of common stock is based upon "beneficial ownership" concepts set forth in rules of the SEC under Section 13(d) of the Securities Exchange Act of 1934, as amended. Under such rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within sixty (60) days. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he has no beneficial interest. For instance, beneficial ownership includes spouses, minor children and other relatives residing in the same household, and trusts, partnerships, corporations or deferred compensation plans which are affiliated with the principal.

(1) The percentages are based on 1,518,871 shares of common stock outstanding, plus shares of common stock that may be acquired by the beneficial owner within 60 days of April 6, 1999, by exercise of options and/or warrants.

(2) Includes 935 shares held as custodian for Brent Brock, 921 shares held as custodian for Kristen Brock, 600 shares held as custodian for Hunter Chess Brock, and 1,024 shares owned by Mr. Brock's wife, as to all of which Mr. Brock disclaims beneficial ownership. Does not include 3,000 shares owned by Mr. Brock's father, and 3,150 shares owned by his mother. Also includes the right to acquire 21,000 shares pursuant to currently exercisable warrants and the right to acquire 21,120 shares pursuant to currently exercisable options.

(3)  Includes  40,411 shares owned by Mr. Collins's wife,  as  to which he disclaims beneficial ownership.  Also includes  the
     right   to  acquire  25,752  shares  pursuant  to  currently
     exercisable warrants.

(4) Includes 18,750 shares owned by Mr. Crawford's wife as to which he disclaims beneficial ownership, 8,115 shares held as custodian for his son Gene Scott Crawford and 8,115 shares held as custodian for his son Phillip Andrew Crawford. Also includes the right to acquire 30,000 shares pursuant to currently exercisable warrants.

(5) Includes 5,000 shares owned by Mr. Moore's wife, as to which he disclaims beneficial ownership. Also includes the right to acquire 36,750 shares pursuant to currently exercisable warrants.

(6)  Includes  12,300 shares owned by Mr. Walker's  wife,  as  to which he disclaims beneficial ownership.  Also includes  the
     right   to  acquire  30,000  shares  pursuant  to  currently
     exercisable warrants.

SHARE OWNERSHIP OF THE COMPANY'S OFFICERS, DIRECTORS AND NOMINEES

     The following chart shows the number of shares of the Company's common stock that each executive officer, director and nominee for director of the Company beneficially owns, and the total common stock that such persons own as a group:

                Security Ownership of Management
Name and Address
of Beneficial Owner       Number of Shares  Percent of Class(1)

T. Brinson Brock, Sr.            84,636(2)       5.4%
1252 Brock Road
Arabi, Georgia 31712

Willis R. Collins                92,165(3)       5.9%
9655 Georgia Highway 112 East
Rebecca, Georgia 31783

Gene Stallings Crawford         111,452(4)       7.1%
56 South Academy Street
Rebecca, Georgia 31783

Donald M. Crews                  15,000          0.9%
2001 Osborne Road
St. Marys, Georgia 31558

Benny Warren Denham              38,700(5)       2.5%
424 East Inaha Road
Sycamore, Georgia 31790

Lloyd Greer Ewing                39,211(6)       2.5%
545 East Monroe
Ashburn, Georgia 31714

Bobby Y. Franklin                16,000          1.0%
Route 3, Box 6560
Hilliard, Florida 32046


Ava Lovett                           81(7)        --
401 East Highway 32
Sycamore, Georgia 31790

Grady Elmer Moore                81,050(8)       5.2%
5580 Highway 33 North
Arabi, Georgia 31712

Sara Ruth Raines                 70,359(9)       4.5%
130 Lamont Street
Ashburn, Georgia 31714

Joe Sheppard                     11,000          0.7%
555 Charlie Smith Sr. Highway
Suite 8193
St. Marys, Georgia 31558

Theron G. Reed                   72,363(10)      4.6%
2945 Georgia Highway 90 West
Rebecca, Georgia 31783

Benjamin E. Walker               79,861(11)      5.1%
P.O. Box 185
Ashburn, Georgia 31714

Jimmie Ann Ward                  75,000(12)      4.8%
1330 Warwick Highway
Ashburn, Georgia 31714

Freddie J. Weston, Jr.           15,000          0.9%
828 West Madison Avenue         -------         ----
Ashburn, Georgia 31714

All directors and named         801,877 shares  43.9%
   executive officers           =======         ====
   as a group(13)

(15 persons)
_______________________________

 (1) The percentages are based on 1,518,871 shares of common stock outstanding, plus shares of common stock that may be acquired by the beneficial owner, or group of beneficial owners, within 60 days of April 6, 1999, by exercise of options and/or warrants. The percentage total differs from the sums of the individual percentages due to the differing denominators with respect to each calculation.

(2) Includes 935 shares held as custodian for Brent Brock, 921 shares held as custodian for Kristen Brock, 600 shares held as custodian for Hunter Chess Brock, and 1,024 shares owned by Mr. Brock's wife, as to all of which Mr. Brock disclaims beneficial ownership. Does not include 3,000 shares owned by Mr. Brock's father, and 3,150 shares owned by his mother. Also includes the right to acquire 21,000 shares pursuant to currently exercisable warrants and the right to acquire 21,120 shares pursuant to currently exercisable options.

(3)  Includes  41,411 shares owned by Mr. Collins's  wife  as  to which he disclaims beneficial ownership.  Also includes  the
     right   to  acquire  25,752  shares  pursuant  to  currently
     exercisable warrants.

(4) Includes 18,750 shares owned by Mr. Crawford's wife as to which he disclaims beneficial ownership, 8,115 shares held as custodian for his son Gene Scott Crawford and 8,115 shares held as custodian for his son Phillip Andrew Crawford. Also includes the right to acquire 30,000 shares pursuant to currently exercisable warrants.

(5) Includes 4,788 shares owned by Mr. Denham's wife as to which he disclaims beneficial ownership. Also includes the right to acquire 18,000 shares pursuant to currently exercisable warrants.

(6) Includes 3,000 shares owned by his daughter, Mary Margaret Ewing, 3,000 shares owned by his son, Lloyd Scott Ewing, and 3,000 shares owned by his daughter, Jennifer L. Ewing, as to all of which Mr. Ewing disclaims beneficial ownership. Also includes the right to acquire 15,000 shares pursuant to currently exercisable warrants.

(7) Includes 81 shares owned by Mrs. Lovett's daughter, as to which Mrs. Lovett disclaims beneficial ownership.

(8)    Includes  5,000 shares owned by Mr. Moore's  wife,  as  to which  he disclaims beneficial ownership. Also includes  the
     right   to  acquire  36,750  shares  pursuant  to  currently
     exercisable warrants.

(9) Includes 1,500 shares owned by Ruth's of Ashburn, Inc., 900 shares owned by Georgia Produce Exchange, Inc. and 24,119 shares owned by Mrs. Raines's husband. Does not include 1,200 shares owned by Mrs. Raines's son John D. Raines, III and 600 shares owned by her son Mitchell Davis Raines. Also includes the right to acquire 30,000 shares pursuant to currently exercisable warrants.

(10) Includes 1,200 shares held as custodian for his son, Jeff Reed, as to which Mr. Reed disclaims beneficial ownership. Also includes the right to acquire 32,680 shares pursuant to currently exercisable options and the right to acquire 15,000 shares pursuant to currently exercisable warrants.

(11) Includes  12,300  shares owned by Mr. Walker's  wife  as  to which he disclaims beneficial ownership.  Also includes  the
     right   to  acquire  30,000  shares  pursuant  to  currently
     exercisable warrants.

(12) Includes 15,000 shares owned by Mrs. Ward's son as to which she disclaims beneficial ownership. Also includes the right to acquire 30,000 shares pursuant to currently exercisable warrants.

(13) Warrants to purchase common stock of the Company at the original offering price were issued to each director of the Company and the Bank on the basis of one warrant for each share of common stock that they purchased in the initial offering. The stock purchase warrants entitle the holder of the warrants to purchase Company stock at $3.33 per share at any time during the term of the warrant. None of the warrants were exercisable until December 14, 1991 (which date is one year from the date the offering was completed). The warrants have a term of ten years from August 6, 1990 (the date the bank opened for business). One-third of each director's warrants became vested on December 14, 1991; an additional one-third became vested on December 14, 1992, and the final one-third became vested on December 14, 1993. The warrants exercisable on or after December 14, 1993, are reflected in the beneficial ownership table.

     COMPLIANCE WITH SECTION 16(A) REPORTING REQUIREMENTS

     Because  the  Company  had  no class  of  equity  securities registered  pursuant  to Section 12 of the  Exchange  Act  during
1998,   its   securities  were  not  subject  to  the   reporting
requirements of Section 16(a) of the Exchange Act.

                   INFORMATION ABOUT DIRECTORS
                     AND EXECUTIVE OFFICERS

The Board of Directors

      The Company and the Bank have separate Boards of Directors with common membership. The Boards oversee the business and affairs of the Company and the Bank and monitor the performance of their management. In accordance with corporate governance principles, the Boards do not involve themselves in the day-to-day operations of the Company or the Bank. The directors keep themselves informed through discussions with key executives and the Company's principal external advisers, including legal counsel and outside auditors, by reading reports and other materials that the Company's management sends to them and by participating in Board and committee meetings.

     The Board of Directors of the Company held 14 meetings, and the Board of Directors of the Bank held 14 meetings, during the year ended December 31, 1998. Each director attended at least 75% of the aggregate of such meetings and the meetings of each Board committee on which he or she served.

     The Board of Directors of the Bank has a standing Audit and Compliance Committee composed of Lloyd G. Ewing, Grady Elmer Moore and Freddie J. Weston, Jr. The Audit and Compliance Committee met independently four times during the year ended December 31, 1998 in addition to meeting in conjunction with regular Board meetings. The Committee has the responsibility of reviewing the financial statements, evaluating internal accounting controls, reviewing reports of regulatory authorities and determining that all audits and examinations required by law are performed. It recommends to the Board the appointment of the independent auditors for the next fiscal year, reviews and approves audit plans and reviews with the independent auditors the results of the audit and management's response thereto. This Committee also reviews the adequacy of the internal audit budget and personnel, the internal audit plan and schedule and results of audits and loan reviews performed by the internal audit staff. The Audit and Compliance Committee is responsible for overseeing the entire audit function and appraising the effectiveness of internal and external audit efforts.

      Neither the Company nor the Bank has a standing nominating or compensation committee of its Board of Directors.

Executive Officers of the Company and the Bank

      Each Board of Directors elects executive officers for one-year terms in May of each year. These are the biographies of the current executive officers of the Company and the Bank:

     Theron G. Reed - Age 56. Mr. Reed has been President and a director of the Company since November 1989. Prior to March 24, 1998, he also served as Chief Executive Officer of the Company, and between August 1990 and March 24, 1998, he also served as President, Chief Executive Officer and a director of the Bank. Mr. Reed was employed by the Ashburn Bank from 1965 until his resignation in April 1989. He served as President and Chief Executive Officer of that institution from March 1980 until April 1989, and prior to that he served in various other capacities ranging from Assistant Vice President to Vice President - Lending.

     T. Brinson Brock, Sr. - Age 42. Mr. Brock has been involved in the supervision of and actually lending in the agricultural sector for the past twenty years. He is presently serving as Executive Vice President and Acting Chief Executive Officer of the Company since March 24, 1998, Secretary of the Company Since November 1989, a director of the Company since August 1989, President and Chief Executive Officer of the Bank since March 24, 1998, and a director and Secretary of the Bank since August 1990. Prior to his promotion, Mr. Brock served as the Bank's Executive Vice President in charge of the Bank's lending, business and professional development activities. Mr. Brock raises beef cattle out of which he places many FFA and 4H show calves for club members across the state. He also raises quarter and registered miniature horses, which his children show and sell. He serves as Vice President of the Turner County Cattlemen's Association. He is an active member of Georgia Banker's Association Agricultural Committee and is an instructor in various AIB and bank training programs. Mr. Brock is a member of both the Turner and Crisp County Chambers of Commerce. He is a deacon, and he and his family are active members, of Ashburn First Baptist Church.

      Ava Lovett - Age 53. Ms. Lovett has been Senior Vice President and Chief Financial Officer of the Bank since March 24, 1998, and Vice President and Cashier of the Bank since May 1990. Previously, Ms. Lovett served in various management functions at several other Georgia banks. Ms. Lovett also served for four years as a financial examiner with the Georgia Department of Banking and Finance, Atlanta, Georgia (District Office, Douglas, Georgia). She performed safety and soundness examinations of state chartered banks, credit unions and bank holding companies. Her responsibilities included examiner-in-charge duties, credit analysis and detail (audit) functions.

Compensation of Executive Officers and Directors

          1.  Executive Officers.

     The following table sets forth the compensation paid to the executive officers of the Company for each of the Company's last three completed fiscal years:

                             Summary Compensation Table

                       ANNUAL               LONG TERM COMPENSATION
                    COMPENSATION         AWARDS            PAYOUTS

          -----------------------------  ------------------------------------
                                                  Secur-
                                                  ities
Name and                          Other    Re-    Under-               All
Principa                         Annual  tricted  lying     LTIP      Other
Principal                        Compen-  Stock  Options/   Pay-     Compen-
Position    Year  Salary  Bonus   sation  Award    SARS     outs      sation
  (a)        (b)   (c)     (d)      (e)    (f)      (g)      (h)       (i)
--------- ------- ------ ------- ------- -------- -------  -------   --------
Theron      1998  $38,000     $0   $9,390(1) $0      $0        $0         $0
G. Reed,    1997 $100,000 $27,500 $39,381(2) $0      $0        $0         $0
President   1996 $100,000 $27,500 $34,726(3) $0      $0        $0         $0
of the
Company

T. Brinson  1998 $113,233 $27,500 $44,981(4) $0      $0        $0         $0
Brock, Sr., 1997  $89,000 $27,000 $38,967(5) $0      $0        $0         $0
Executive   1996  $84,000 $23,500 $33,053(6) $0      $0        $0         $0
Vice
President
and Acting
CEO of the
Company

Ava         1998  $80,222 $25,000 $21,063(7) $0      $0        $0         $0
Lovett,     1997      n/a
Senior      1996      n/a
Vice
President
and Chief
Financial
Officer
of the Bank

(1) Includes $4,425 in profit sharing contributions.
(2) Includes $18,959 in profit sharing contributions.
(3) Includes $17,155 in profit sharing contributions.
(4) Includes $21,035 in profit sharing contributions.
(5) Includes $17,255 in profit sharing contributions.
(6) Includes $14,521 in profit sharing contributions.
(7) Includes $15,783 in profit sharing contributions.

     The Company granted no stock options or warrants during fiscl year 1998, and the Company does not have any Long Term Incentive Plans in effect.

                Aggregated Option/SAR Exercises
   in Last Fiscal Year and Fiscal Year End Option/SAR Values
   ---------------------------------------------------------

                                       Number of
                                       Securities        Value of
                                       Underlying       Unexercised
                                      Unexercised       in-the-Money
                                     Options/SAR's     Options/SAR's
               Shares                  at FY-End         at FY-End
              Acquired    Value      Exercisable/      Exercisable/
   Name       Exercise   Realized    Unexercisable    Unexercidable
    (a)         (b)        (c)            (d)             (e)(1)
-------------- --------  -------     -------------    -------------
Theron G. Reed 10,560    $70,435        31,680/0       $231,305/$0

T. Brinson     10,560    $70,435        21,120/0       $140,870/$0
Brock, Sr.

(1) Dollar   values  calculated  by  determining  the  difference
    between  the  estimated fair market value  of  the  Company's
    Common Stock at December 31, 1998 (i.e., $10.00 per share) and the exercise price of such options (i.e., $3.33).

     Each director of the Company received $500 for each meeting of the Board of Directors that he or she attended. In addition, each director of the Company who is a member of the Bank's Loan Committee received $100 per month and $50 for each Loan Committee meeting that he or she attended. In December 1998, each director of the Bank received a $2,000 holiday bonus.

Certain Relationships and Related Transactions

     During 1998, the Bank loaned funds to certain of the Company's executive officers and directors in the ordinary course of business, on substantially the same terms as those prevailing at the time for comparable transactions with other customers, and which did not involve more than the normal risk of collectibility or present other unfavorable features.

        DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD

Proposal  1:     To amend the Company's Articles of Incorporation
to provide for three classes of directors with staggered terms.

     Pursuant to its unanimous resolution dated February 16, 1999, the Board of Directors will recommend to the shareholders that the Company's Articles of Incorporation be amended and restated to divide the Board into three equal classes, with the term of each class staggered so that in any given year no more than one-third of the total Board membership shall stand for election.

     The Board of Directors believes that this provision, together with the provisions described in Proposals 2 and 3 below, is prudent and will reduce the Company's vulnerability to takeover attempts and certain other transactions that may not be negotiated with and approved by the Board. Although the Company's management is not presently aware of any specific effort to accumulate the Company's common stock or otherwise obtain control of the Company, the Board believes that it is in the best interest of the Company and its shareholders to encourage potential acquirers to negotiate directly with the Board and that these provisions will encourage such negotiations and discourage hostile takeover attempts and other proposed transactions that do not reflect the true value of the Company or are otherwise not in the best interest of the shareholders.

     Instituting staggered terms for directors would make it more difficult for shareholders to change a majority of directors. Under the proposed classification, it could take at least two years for shareholders to vote in a new majority of directors, as compared to one year under the Company's existing Articles of Incorporation. This may have the effect of discouraging a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of the Company's common stock and the removal of the incumbent management. However, notwithstanding the adoption of this provision, the Board of Directors would continue to have a fiduciary obligation to act in the best interest of the shareholders and the Company in determining corporate action.

     The Company's existing Articles of Incorporation contain no provisions having an anti-takeover effect, except for their omission of a provision for cumulative voting for directors.
Section 14-2-728 of the Georgia Business Corporation Code (the "Georgia Code") prohibits cumulative voting for directors unless
the  corporation's  articles of incorporation  so  provide.   The
Georgia Code also permits corporations to adopt bylaw provisions imposing certain voting rules and fair price requirements on business combinations with beneficial owners of ten percent or more of the corporation's shares ("Interested Shareholders"). These optional provisions, set forth in Sections 14-2-1111 and 14-2-1112 of the Georgia Code, require business combinations with Interested Shareholders to meet one of three criteria designed to protect minority shareholders: (a) the transaction must be unanimously approved by directors who served prior to the time that the Interested Shareholder acquired ten percent ownership and who are unaffiliated with such Interested Shareholder (each such director, a "Continuing Director"); or (b) the transaction must be approved by two-thirds of the Continuing Directors and a majority of shares held by shareholders other than the Interested Shareholder; or (c) the terms of the transaction must meet specified pricing criteria that are intended to ensure that all
shareholders receive equal consideration for their  shares.   The
Company's   bylaws  do  not  presently  contain  the   provisions
permitted by Sections 14-2-111 and 14-2-1112, but under both  the
existing   and   proposed  Amended  and  Restated   Articles   of
Incorporation, the Board may amend the Company's bylaws without the necessity of shareholder approval.

     The Board recommends that you vote "FOR" Proposal 1.

Proposal  2:     To amend the Company's Articles of Incorporation
to require two-thirds vote of the outstanding shares to approve certain transactions, amend the Articles of Incorporation or remove a director.

     Pursuant to its unanimous resolution dated February 16, 1999, the Board of Directors will recommend to the shareholders that the Company's Articles of Incorporation be amended and restated to require the affirmative vote of at least two-thirds of the outstanding shares of capital stock to approve or authorize any merger, consolidation, sale, lease or liquidation of substantially all of the assets of the Company or any of its subsidiaries or amendment of the Articles of Incorporation or removal of a director, unless two-thirds of the Board of Directors has approved such action, in which case the affirmative vote of a majority of the outstanding shares of capital stock shall suffice.

     The Board of Directors believes that this provision is prudent and will reduce the Company's vulnerability to takeover attempts and certain other transactions that may not be negotiated with and approved by the Board. See discussion of anti-takeover provisions under Proposal 1.

     Instituting this supermajority voting requirement would give management veto power over mergers regardless of whether the transaction is desired by or beneficial to a majority of the Company's shareholders. However, notwithstanding the adoption of this provision, the Board of Directors would continue to have a fiduciary obligation to act in the best interest of the shareholders and the Company in determining corporate action.

     The Board recommends that you vote "FOR" Proposal 2.

Proposal 3: To amend the Company's Articles of Incorporation to authorize the issuance of 50,000,000 shares of no par value common stock and 10,000,000 shares of no par value preferred stock, and to empower the Board of Directors to authorize the issuance and fix the terms of any preferred stock in its sole discretion.

     Under the existing Articles of Incorporation, the Company is authorized to issue 10,000,000 shares of no par value common stock, of which 1,518,871 are presently issued and outstanding. Pursuant to its unanimous resolution dated February 16, 1999, the Board of Directors will recommend to the shareholders that the Company's Articles of Incorporation be amended and restated to increase the number of authorized shares to 60,000,000, consisting of 50,000,000 shares of no par value common stock and 10,000,000 shares of no par value preferred stock. In conformity with the existing Articles of Incorporation, the proposed amendment would not require, and the Board of Directors does not presently plan to solicit, further authorization by the shareholders for any issuance of the authorized shares.

     The adoption of this provision would give the Board of Directors flexibility in managing the Company's capital structure, by making stock available for the purposes of mergers, acquisitions and the raising of additional capital. It would be possible for the Board of Directors to use its power to issue additional stock generally, and to fix the terms of any preferred stock in particular, to dilute the stock ownership of persons seeking to obtain control of the Company, and, incidentally, thereby dilute the stock ownership of the remaining shareholders. However, notwithstanding the adoption of this provision, the Board of Directors would continue to have a fiduciary obligation to act in the best interests of the shareholders and the Company in determining corporate action.

     The Board recommends that you vote "FOR" Proposal 3.

Proposal 4:  To elect directors.

     A.   General Information

     Currently, the Board of Directors is composed of thirteen members, including two vacancies. Directors of the Company are elected at the annual meeting of the Company's shareholders. In the event that the shareholders approve Proposal 1 set forth above, effective upon the filing of Amended and Restated Articles of Incorporation, the Board of Directors will be divided into three classes, Class I, Class II and Class III, whose terms will expire on the date of the first, second and third successive annual meetings, respectively. (In the event that the shareholders do not approve Proposal 1, all directors elected at the Annual Meeting will serve until the Company's next annual meeting.) Under both the Company's current bylaws and the proposed Amended and Restated Articles of Incorporation, vacancies occurring on the Board of Directors between annual shareholders' meetings may be filled by the vote of a majority of the directors then in office to serve for the unexpired term of the director whose vacancy is being filled.

     Directors are elected by a plurality of the shares of Common
Stock  present  and entitled to vote at the Annual  Meeting.   In
tallying   the   election  results,  the  Board  will   disregard
abstentions and "broker non-votes."

     Each Proxy that a shareholder executes and returns will be voted according to its terms. If a Proxy does not otherwise specify, it will be voted for the election of the nominees named below to constitute the entire Board of Directors. The management of the Company has received the consent of the nominees named in this Proxy Statement and their agreement to serve as directors if elected.

     B.   Information Concerning Nominees for Directors

     Except for Theron G. Reed, all current directors have been nominated for re-election. The biography of each nominated director of the Company follows. Except as otherwise indicated, each nominee has been or was engaged in his/her present or last principal occupation, in the same or a similar position, for more than five years.

Name        Age  Position with Company and
                 Bank and Principal Occupation

Class I (Terms expiring in 2000)

T. Brinson
Brock, Sr.  42   Mr. Brock has been involved in lending to the
                 agricultural sector for the past twenty years.  He
                 has  served as Executive Vice President and Acting
                 Chief Executive Officer of the Company since March
                 24,  1998, Secretary of the Company since November
                 1989, a director of the Company since August 1989,
                 President and Chief Executive Officer of the  Bank
                 since March 24, 1998, and a director and Secretary
                 of  the  Bank  since  August 1990.  Prior  to  his
                 promotion,   Mr.  Brock  served  as   the   Bank's
                 Executive  Vice President in charge of the  Bank's
                 lending,  business  and  professional  development
                 activities.  Mr. Brock raises beef cattle  out  of
                 which  he  places many FFA and 4H show calves  for
                 club  members  across the state.  He  also  raises
                 quarter and registered miniature horses, which his
                 children  show  and  sell.  He  serves   as   Vice
                 President   of   the  Turner  County   Cattlemen's
                 Association.  He  is an active member  of  Georgia
                 Banker's Association Agricultural Committee and is an instructor in various AIB and bank training programs. Mr. Brock is a member of both the Turner and Crisp County Chambers of Commerce. He is a deacon, and he and his family are active members, of Ashburn First Baptist Church.

Willis R.
Collins    53    Mr.  Collins  has been  a  director  of  the
                 Company  since August 1989 and of the  Bank  since
                 August 1990.  Mr. Collins served as a Commissioner
                 of  Turner County, Georgia from 1986 to 1993.   He
                 organized Cotton Warehouse, Inc. in 1988 and is a partner and manager of Arabi Gin Company.

Gene Stallings
Crawford   70    Mr.  Crawford  has been a  director  of  the
                 Company  since August 1989 and of the  Bank  since
                 August  1990.   For over forty years Mr.  Crawford
                 has  been  active  in developing  Crawford  Cattle
                 Company, a beef and feeder cattle production business.

Donald M.
Crews      50    Mr. Crews has been the owner and operator of
                 Furniture  Factory  Outlet,  St.  Marys,  Georgia,
                 since 1985.  Mr. Crews also owns and manages  real
                 estate.  Mr.  Crews  is  a past  director  of  the
                 Camden/Kingsbay  Chamber  of  Commerce   and   the
                 Camden/Kingsbay Navy League and has served for four years on the Better Business Committee for Camden County.

Benny Warren
Denham      68   Mr. Denham has been a director of the Company
                 since  August  1989 and of the Bank  since  August
                 1990.   Mr.  Denham is a co-owner of Denham  Farms
                 and has operated this farming business since 1951.
                 Mr. Denham has been a director of Oglethorpe Power
                 Company  since  1988  and  serves  as  its   Vice-
                 Chairman.   Mr.  Denham  serves  on  the   Georgia
                 Electric    Membership    Corporation    Executive
                 Committee and is a past President. He is also director of Irwin Electric Membership Corporation and served as Chairman for several years. Mr.
                 Denham served as a Commissioner of Turner County, Georgia from 1980 to 1990.

Class II (Terms expiring in 2001)

Lloyd Greer
Ewing      54    Mr. Ewing has been a director of the Company
                 since  August  1989 and of the Bank  since  August
                 1990.  Mr. Ewing joined Ewing Buick, Pontiac,  GMC
                 Trucks, Inc. in sales in 1973 and has held various positions in the company. He is now its President and General Manager. Mr. Ewing is a former member of the Board of Directors at First Federal Savings
                 Bank of Turner County.

Grady Elmer
Moore      64    Mr. Moore has been a director of the Company
                 since  August  1989 and of the Bank  since  August
                 1990.   Mr. Moore runs a row crop operation,  G.M.
                 Farms, Inc., which he has pursued for the past thirty-five years.

Sara Ruth
Raines     53    Mrs.  Raines  has been  a  director  of  the
                 Company  since August 1989  and of the Bank  since
                 August 1990.  Until recently, Mrs. Raines operated
                 a  department  (clothing) store in Ashburn.   Mrs.
                 Raines  is  the  President  of  Raines  Investment
                 Group,  Inc.,  which  is a franchisee  of  Aaron's
                 Rental Purchase Stores.

Joe
Sheppard   64    Mr. Sheppard has been Chairman of the  Board
                 of   Resource   Systems,  Inc.,  an  Atlanta-based
                 company    engaged   in   the   telecommunications
                 business,  for more than five years.   Previously,
                 he   held   Regional  Manager  and  Sales  Manager
                 positions   at   the  Digital  Telephone   Systems
                 Division of Harris Corporation.

Class III (Terms expiring in 2002)

Bobby Y.
Franklin   51    Mr. Franklin has been the owner and operator
                 of  B&D Tire Company in Kingsland, Georgia,  since
                 1979  and  the  owner  of Franklin  Properties  in
                 Hilliard,  Florida,  since  1979.   Mr.   Franklin
                 serves  as  director  of  the  Georgia  Tire   and
                 Retreaders Dealers Association.
Benjamin E.
Walker     68    Mr. Walker has been a director of the Company
                 since  August  1989 and of the Bank  since  August
                 1990.   Mr.  Walker  is  a part-owner  of  M  &  W
                 Sportswear,  Inc.,  a  local  garment  contracting
                 company.   Mr.  Walker is also a co-owner  of  SWS
                 Garment, Inc., a uniform manufacturing company  in
                 Fitzgerald,  Georgia.   Mr.  Walker  is  a  former
                 Chairman  of  the  Board of The Citizens  Bank  of
                 Ashburn.

Jimmie Ann
Ward       61    Mrs. Ward has been a director of the Company
                 since  August  1989 and of the Bank  since  August
                 1990.   Mrs. Ward is Vice President of  Ward  Land
                 Company  and  is a community volunteer  in  Turner
                 County.

Freddie J.
Weston, Jr. 61   Mr. Weston has been a director of the Company
                 since  August  1989 and of the Bank  since  August
                 1990.  Mr. Weston served in the U.S. Army for more
                 than  twenty-five years, retiring in October 1981.
                 Since  1983,  he  has  been  the  coordinator   of
                 Vocational  Academic Education  at  Turner  County
                 High School where he is Assistant Principal and teaches business and financial management.

     The Board recommends that you vote "FOR" the election of all thirteen nominees for director.

                 INDEPENDENT PUBLIC ACCOUNTANTS

     Francis & Company, CPAs served as the Company's independent accounting firm for the year ended December 31, 1998, and has been selected to serve as the independent accounting firm for the current fiscal year. Representatives of Francis & Company, CPAs are not expected to be present at the Annual Meeting.

      OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

     The management of the Company knows of no matters other than those above that are to be brought before the 1999 Annual Meeting. However, if any other matter should be presented for consideration and voting at the Annual Meeting or any adjournment thereof, it is the intention of the person named in the enclosed form of Proxy to vote the Proxy in accordance with his judgment of what is in the best interest of the Company.

             INFORMATION ABOUT SHAREHOLDER PROPOSALS

     If  you  wish  to  submit proposals to be  included  in  the
Company's 1999 Proxy Statement, the Company must receive them  on
or  before  Wednesday,  December 1, 1999.   Please  address  your
proposals to Mr. Brock at the Company.

      Under the Company's bylaws, if you wish to nominate directors or bring other business before the shareholders:

      * You must notify the Company's Secretary in writing not less than 60 or more than 90 days before the Annual Meeting.

      * If the Company gives you fewer than 70 days' notice or prior public disclosure of the meeting date, however, you may notify the Company within 10 days after the notice was mailed or publicly disclosed.

      * Your notice must contain the specific information that the Company's bylaws require.

      Please note that these requirements relate only to matters that you wish to bring before your fellow shareholders at an Annual Meeting. They are separate from the SEC's requirements to have your proposal included in the Company's proxy statement.

      If you would like a copy of the Company's bylaws, the Company will send you one without charge at your request.

                         BY ORDER OF
                         THE BOARD OF DIRECTORS



                            /S/ T. Brinson Brock, Sr.
                         __________________________________
                         T. Brinson Brock, Sr.
                         Executive Vice President and Acting
                         Chief Executive Officer


                              PROXY


COMMUNITY NATIONAL     This Proxy is Solicited on Behalf of the
BANCORPORATION         Board of Directors.  The undersigned
                       hereby appoints T. Brinson Brock, Sr.,
561 East Washington    as Proxy with the power to appoint his
Avenue                 substitute, and hereby authorizes him to
Ashburn, Georgia 31714 represent and to vote as designated
                       below all the shares of common stock of
                       Community National Bancorporation held
                       of record by the undersigned on April 6, 1999, at the Annual Meeting of Shareholders to be held on May 12, 1999, or any adjournment thereof.

A.    PROPOSALS (The Board of Directors recommends a  vote  "FOR"
Proposals 1 through 3.)

1.   Provision  for  three  classes of directors  with  staggered terms.
     [ ]    FOR            [ ]    ABSTAIN
     [ ]    AGAINST

2.   Requirement  of  supermajority  vote  to  approve  certain transactions, amend the Articles or remove a director.
     [ ]    FOR            [ ]    ABSTAIN
     [ ]    AGAINST

3.   Increase  number of authorized shares and empower  Board  to fix terms of preferred stock.
     [ ]    FOR            [ ]    ABSTAIN
     [ ]    AGAINST

B. ELECTION OF DIRECTORS (The Board of Directors recommends a vote "FOR" all nominees listed below.)

     [ ] FOR all nominees listed below [ ] WITHHOLD AUTHORITY [ ] ABSTAIN
         (except as marked to the
         contrary below)

     Class I                   Class II                 Class III
     T. Brinson Brock, Sr.     Lloyd Greer Ewing        Bobby Y. Franklin
     Willis R. Collins         Grady Elmer Moore        Benjamin E. Walker
     Gene Stallings Crawford   Sara Ruth Raines         Jimmie Ann Ward
     Donald M. Crews           Joe Sheppard             Freddie J. Weston, Jr.
     Benny Warren Denham

     (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

     ____________________________________________________________________

C. IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. [ ] YES [ ] NO

    This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR each of Proposals 1 through 3, FOR the election of all listed nominees and, at the Proxy's direction, on any other matter that may properly come before the Annual Meeting. Please sign exactly as name appears below. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
                                   ______________________, 1999
PLEASE MARK, SIGN, DATE AND RETURN Date
THE PROXY CARD PROMPTLY USING
THE ENCLOSED ENVELOPE.
                                   _________________________________
                                   Signature

                                   _________________________________
                                   Signature if held jointly